Exhibit 99.2

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

TOP YIELD HOLDINGS LTD

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Top Yield Holdings Limited.

We have reviewed the accompanying statements of financial position of Top Yield Holdings Limited (the “Group”) as of June 30, 2011, and the related statements of consolidated income and comprehensive income, stockholders’ equity and cash flows for the six months ended June 30, 2011 These consolidated financial statements are the responsibility of the Company’s management. The company’s management is responsible for the financial information.

Our review was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States, the objective of which is the expression of an opinion regarding the financial information taken as a whole. Accordingly, we do not express such an opinion

Based on our reviews, we are not aware of any material modifications that should be made to the financial information referred to above for them to be in conformity with the accounting principles generally accepted in the United States of America

/s/ Parker Randall CF (H.K.) CPA Limited

Parker Randall CF (H.K.) CPA Limited
Certified Public Accountants,
Hong Kong
August 13, 2011

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED FINANCIAL POSITION
AS OF JUNE 30, 2011
(Stated in US Dollars)
	Notes	As of	As of
		June 30, 2011	June 30, 2010
		(Unaudited)	(Unaudited)
		$	$
ASSETS
Currrent Assets
Cash and cash equivalents		2,512,319	1,381,505
Accounts receivable	3	9,819,555	3,057,120
Restricted Cash		56,738	-
Prepaid expenses and deposits		1,105,261	665,519
Inventory		2,576,920	-
Other receivables	4	2,027,462	72,613
Due from related parties	5	871,080	5,017,909
Total current assets		18,969,335	10,194,666

Long term investment
Non-currents assets
Property, plant equipments, net	6	3,875,081	21,199
Intangible asset, net		52,177	-
Total non-current assets		3,927,258	21,199
TOTAL ASSETS		22,896,593	10,215,865

LIABILITIES AND EQUITY HOLDER'S EQUITY
Current Liabilities
Accounts payable		1,076,628	6,787
Accrued expenses and other payables		5,279,053	928,404
Taxes payable		19,642	4,986
Due to related parties	9	5,901,968	109,411
Total current liabilities		12,277,291	1,049,588

TOTAL LIABILITIES		12,277,291	1,049,588

EQUITY HOLDERS' EQUITY
Registered and paid-in capital		101	101
Retained earnings		7,544,346	5,611,807
Other comprehensive income
Effects of foreign currency conversion		733,381	367,995
Non-operating income/ (loss)	11	2,009,863	3,186,374
Total shareholder's equity		10,287,691	9,166,277
Non-controlling interest		331,611
TOTAL EQUITY		10,619,302	9,166,277

TOTAL LIABILITIES AND EQUITY HOLDERS' EQUITY		22,896,593	10,215,865

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED INCOME AND COMPREHENSIVE INCOME
(Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)
	Notes	As of	As of
		June 30, 2011	June 30, 2010
		$	$
Revenues
Net Sales	7	33,257,980	1,532,470
Costs of goods sold		27,637,871	662,684
Gross profit		5,620,109	869,786

Operating expenses
Selling expenses		1,119,004	9,968
General and administrative expenses		2,725,001	2,443
Total operating expenses		3,844,005	12,411
Operating income		1,776,104	857,375

Other Income/(expense)
Investment Gain		-	700,158
Other Income	10	429,328	1,175,789
Total other income/(expense)		429,328	1,875,947
Income before tax	8	2,205,432	2,733,322

Income tax	8	-	-
Net income		2,205,432	2,733,322
Non-controlling interest income		(21,901)	-
Net income available to shareholder		2,227,333	2,733,322

Other comprehensive income
Unrealized appreciation for investment
in Subsidary stock	13	290,000
Total Comprehensive income		2,517,333	2,733,322

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED STOCKHOLDERS' EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)
				Accumulated
				other
		Paid-in	Retained	comprehensive
	Notes	Capital	Earnings	income	Total
		$	$	$	$

Balance at December 31, 2009 (Audited)		26,314	3,178,204	251,500	3,456,018

Effect of acquire EC on 1st January 2010		(26,213)	(3,178,204)	(286,474)	(3,490,891)
Net income for the period		-	5,611,807	-	5,611,807
Foreign currency translation adjustment		-	-	402,969	402,969
Non-operating income/(loss)		-	-	3,186,374	3,186,374
Balance at December 31, 2010 (Audited)		101	5,611,807	3,554,369	9,166,277

Revise Effect of acquire HAS on 1st April 2011		-	(9,986)	-	(9,986)
Effect of acquire AP on 1st April 2011		-	(102,588)	(810,504)	(913,092)
Effect of acquire ALK on 1st April 2011		-	(182,220)	(934,309)	(1,116,529)
Unrealized appreciation for invesment in Subsidaries' equity	13	-	-	290,000	290,000
Net income for the period		-	2,227,333	-	2,227,333
Foreign currency translation adjustment		-	-	643,688	643,688
Balance at June 30, 2011 (Unaudited)		101	7,544,346	2,743,244	10,287,691

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
STATEMENTS OF CONSOLIDATED CASHFLOWS (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)
	Six months ended	Six months ended
	June 30, 2011	June 30, 2010
	$	$
Cash flows from operating activities
Profit before taxation	2,227,333	2,733,322
Adjustments for:
Depreciation and Amortization	107,590	2,542
Operating cash flows before movements in working capital	2,334,923	2,735,864

(Increase) in Due from related parties	4,238,071	(2,188,881)
(Decrease) in Due to related parties	3,085,629	-
(Increase) in Trade and other receivables	(7,263,220)	(2,649,048)
(Decrease) in Trade and other payables	1,601,490	2,623,462
(Increase) in Prepayment	(412,306)	(1,119)
(Increase) in Long term investment	-	(899,310)
(Increase) in Inventories	724,158	-
Net cash generated from operating activities	4,308,745	(379,032)

Investing activities
Purchase of property, plant and equipment	(4,849,077)	(23,142)
Purchase of intangible assets	(86,330)	-
Net cash used in investing activities	(4,935,407)	(23,142)

Financing activities
Capital contributions from stockholders	-	75,312
Acquisition of a subsidiary	(227,915)	-
Cash obtained from subsidiary	1,883,907	-
Net cash generated from financing activies	1,655,992	75,312

Effect of foreign currency translation on cash and cash equivalents	101,484	61,548
Net increase (decrease) in cash and cash equivalents	1,130,814	(265,314)
Cash and cash equivalents at the beginning of the year	1,381,505	987,352
Cash and cash equivalents at the end of the year	2,512,319	722,038

See accompanying notes to the consolidated financial statements

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

1.  ORGANIZATION AND PRINCIPAL ACTIVITIES

Top Yield Holdings Limited ('the Company') is incorporated in the British Virgin Islands (‘BVI’) on January 28, 2010. The Company is being a holding company for its subsidiaries; PT. HAVILAH ABADI SEJAHTERA ('HAS') which is a company incorporated in Indonesia with limited liability, and Europe-China Commercial Union Holding Limited (“EC”) which is incorporated in the British Virgin Islands (‘BVI’).

On February 10th 2010, TY acquire 100% shares of EC with full control on EC.  Therefore, the operating result and financial position has been accounting for on a consolidation basis.

HAS has completed its investment in the common equity of, PT. AEGA PRIMA ('AP') and Pt AIam Lestari Kencana ('ALK').up to 50% and 50% equity interest in February and April 2010 respectively, in April 2011, HAS has gained control in AP up to 80% and in ALK up to 99% with the incremental acquisition process commenced since February 2011.

Both AP and ALK are incorporated in Indonesia on June 06, 2008 and March 12, 2008 respectively, with principal activities being mining and trading of tin ore and smelting and trading of tin ingots respectively.

The principal activities of the Top Yield Holdings Limited are being the holding company of various companies within the Group.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting
The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

The Company has applied ASC 323-10- Investment in accounting for those investments which it has significant influence using the equity method of accounting on AP and ALK while these companies are not being the subsidiaries of HAS during year ended December 31 2010.

(b) Basis of Presentation The Company's financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the Company, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in Indonesia ("Indonesia GAAP"), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

For comparative base, the Management has prepared financial statements for year 2009 as if TY has acquired 99% of HAS’s share and 100% of EC’s share. The financial figures presented in the financial statements for year ended December 31, 2009 are being pro-forma in nature for illustration and comparison purposes only which the financial position and the result of operation of TY including HAS and its fellow investments in ALK and AP have been pro-formal accounted for under equity method of accounting.

(c) Economic and Political Risks
The Company's operations are conducted in the INDONESIA. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the INDONESIA, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(d) Use of Estimates
In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery. Actual results could differ from those estimates.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e) Concentrations of Credit Risk
Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and amounts of trade receivables. The Company conducts periodic reviews of its financial conditions and payment practices.

(f) Cash and Cash Equivalents
The Company considers all highly liquid investments with initial maturities of three months or less to be cash equivalents.

(g) Property, plant and equipment
Property, plant and equipment, are stated at cost less depreciation and amortization and accumulated impairment loss.  Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.  Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.  Depreciation of property, plant and equipment is calculated to written off the cost, less their estimated residual value, if any, using the straight-line method over their estimated useful lives.  The estimated useful lives are as follows:

Leasehold improvements and buildings	20 years
CSD	16 years
Motor vehicles	8 years
Machinery	4 years
Office equipment	4 years

(h)Intangible asset
Intangible asset represents the mining rights.

The mining right (IJIN USAHA PERTAMBANGAN, which was named “kuasa pertambangan License” before 1st February, 2010) which is granted to the ALK by the Indonesia government authority is recorded at cost less accumulated amortization. Amortization is provided over the term of the right agreements on a straight-line basis with the estimated useful lives of 5 years.  After HAS acquire 99% share of ALK in April 2011, such mining right will belong to the TY group.

(i)Land use right

AP has been granted the land use right from Indonesian Government. This piece of land is granted to AP for indefinite years of usage, therefore it is not amortized

After HAS acquire 80% share of AP in April 2011, such land use right will belong to the TY group.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

 (j) Ore Reserve

The United States Securities and Exchange Commission (SEC) have established guidelines contained in Industry Guide No. 7 to assist registered companies as they estimate ore reserves. These guidelines set forth technical, legal and economic criteria for determining whether the Company’s ore reserves can be classified as proven or probable.

Under the SEC’s economic guidelines, ore may be classified as proven or probable if extraction and sale result in positive cumulative undiscounted cash flow. The Company believes that it is appropriate to use a moving average price for measuring ore reserves as such a price, better matches the period over which the reserves will ultimately be mined.

PT AEGA PRIMA (‘AP’), one of the subsidiaries of Top Yield, has engaged PT. Timah Eksplomin to perform an independent assessment on tin ore reserve on February 2011. PT. Timah Eksplomin has adopted two types of method namely Simple Reserve and Resource Estimate as comparison.

By using Simple Reserve method, it was gained the tin resources of AP at quantity of 9,197 tons with the average grade of 0.26 Kilogram per cubic meter and the average thickness of entire material was 16.73 meter.

While by using the Resources Estimation method, it was gained the resources of AP at quantity of 8,895 tons with the average grade of 0.6 Kilogram per cubic meter and the average thickness of ore body was 2:23 meter with the stripping ratio 1:4.75.

Beside, the company has engaged Minarco-Mineconsult (“Minarco”), an independent consultant, to provide geological consulting services and issue a Geological review report of AP’s reserve on the location around Bangka Island East of Sumatra, Indonesia.

The report which was issued by Minarco on March 2011, indicated that assuming the worst case scenario, as delineated so far by drilling in the AP-Blok Kalbat, the Tin sand exploration potential quantity would be in the order of 110,683 to 140,286 tones within the Relevant Area.

On January 5th, 2011, ore reserves were evaluated by Roma Appraisal Company Limited
(“Roma "), a third party independent consultant, who are experts in mining, geology and ore reserve determination. The Company has utilized Roma to carry out independent evaluation and inventories of the Company’s ore reserves since January 2011. Roma has consented to be a named expert herein.

Roma has provided a reserve evaluation report for the tin mine of the company by adopt different valuation methodology include: market base approach; income base approach and asset based approach. As of January 2011, the market value of valuation of mine is reasonably stated as $ 648,690,391.
After HAS has completed the acquisition of 80% share of AP in April 2011, such tin ore reserve has been the properties consolidated under the TY group.

 (k) Mining Operations Disclosure
Mining license property —tin mine

The tin mine is located 2 to 6 km offshore around Bangka Island, right on the world’s largest tin belt. The tin mine mining right covers a land area of 29,359 Hectares.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l) Foreign Currency Translation
The Company maintains its financial statements in the functional currency. The functional currency of the Company is the Indonesia Rupiah (IDR). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

	2011.06.30	2010.12.31
Period end US$ : IDR exchange rate	8,610	8,881
Average periodic US$ : IDR exchange rate	8,746	9,140

(m) Revenue Recognition

The Company’s revenue recognition policies are in compliance with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in FASB ASC Topic 480). EC provide service to its customers. Sales revenue is recognized when a formal arrangement exists, which is generally represented by a contract between the Company and the buyer; the price is fixed or determinable; title has been passed to the buyer with related risk of ownership and reward for the transaction has been transferred, which generally is at the time of delivery; no other significant obligations of the Company exist and collectability is reasonably assured.

(n) Cost of sales

Cost of sales consists of direct labor of processing and those indirect material and fuel with overhead of processing.

(o) Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” codified in FASB ASC Topic 740, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Management has considered the implication of FIN 48 - Accounting for uncertain tax position and believed that there is no Indonesian and other income tax being payable on the income derived by Europe-China from its trading and hedging activities, which is not being carried out in Indonesia.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p) Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current components of other comprehensive income are the foreign currency translation adjustment.

(q) Derivative Financial Instruments and Hedging

The Group primarily uses forward contractual terms as set forth in its sales and purchase agreement on commodity price of tin ore to manage its exposures to fluctuating market price of tin ore. These instruments are initially recognized at fair value on the trade date and are subsequently re-measured at their fair value at the balance sheet date. The method of recognizing the resulting gain or loss is dependent on whether the derivative is designated as a hedging instrument and the nature of the item being hedged.

The settlement date of such hedging instruments is being set at the first seven days within the next calendar month and being before or on the year-end date for year-end clearance.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that time, any cumulative gain or loss on the hedging instrument recognized in comprehensive income is retained in equity until the forecast transaction occurs. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the period. The Group does not use derivatives to hedge income statement translation exposures.

The Group has been carrying out its hedging activities 100% with PT INDO JASA WIGUNA. The Management believes that PT INDO JASA WIGUNA has a low default risk and the Management would keep a close watch on continuous evaluation of the business risk associated with hedging with one party and would take appropriate measures  such as diversifying its hedging counter party to different traders as necessary.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(r) Recent Accounting Pronouncements

In April 2008, the FASB issued FASB Staff Position No. 142-3, DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS (“FSP No. 142-3”) to improve the consistency between the useful life of a recognized intangible asset (under SFAS No. 142) and the period of expected cash flows used to measure the fair value of the intangible asset (under SFAS No. 141(R)). FSP No. 142-3 amends the factors to be considered when developing renewal or extension assumptions that are used to estimate an intangible asset’s useful life under SFAS No. 142. The guidance in the new staff position is to be applied prospectively to intangible assets acquired after December 31, 2008. In addition, FSP No.142-3 increases the disclosure requirements related to renewal or extension assumptions. The Company does not believe implementation of FSP No. 142-3 have a material impact on its financial statements.

In May 2008, the FASB issued statement No. 162, THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.

 In April 2009, the FASB issued FSP 157-4, DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. FSP 157-4 does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, FSP 157-4 requires comparative disclosures only for periods ending after initial adoption. The adoption of the provisions of FSP 157-4 is not anticipated to materially impact on the Company’s results of operations or the fair values of its assets and liabilities.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(r) Recent Accounting Pronouncements (Continued)

In May 2009, the FASB issued FSP SFAS 165 “Subsequent Events”. The objective of this Statement is to establish general standards of accounting for and disclosures of events that occur after the balance  sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for the interim and annual periods ending after June 15, 2009, which is now codified as FASB ASC 855 “Subsequent Events”. The adoption of FASB ASC 855 did not have a material impact on the Company’s financial position, results of operations and cash flows. Effective February 24, 2010, the Company adopted Accounting Standards Update (“ASU”) No. 2010-09, “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements”, which removes the requirement to disclose the date through which subsequent events have been evaluated. The adoption of the ASU did not have a material impact on the Company’s financial position, results of operations and cash flows.

 In June 2009, the FASB issued SFAS 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No 162”, which supersedes all existing non-SEC accounting and reporting standards. The codification does not change GAAP but rather organizes it into a new hierarchy with two levels: authoritative and non-authoritative. All authoritative GAAP carries equal weight and is organized in a topical structure. The adoption of SFAS 168 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In August 2009, the FASB issued ASU No. 2009-05, “Measuring Liabilities at Fair Value”, which is codified as ASC 820, “Fair Value Measurements and Disclosures”. This Update provides amendments to ASC 820-10, Fair Value Measurements and Disclosures –Overall, for the fair value measurement of liabilities. This Update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using a valuation technique that uses the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities when traded as assets, or that is consistent with the principles of ASC 820. The amendments in this Update also clarify that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents transfer of the liability.

The amendments in this Update clarify that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the assets are required are Level 1 fair value measurements. ASC 820 is effective for the first reporting period (including interim periods) beginning after August 28, 2009. The amendments of ASC 820 did not have a material impact on the Company’s financial position, results of operations and cash flows.

In September 2009, the FASB issued ASU No. 2009-06, “Income Taxes (Topic 740)—Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities”, and it provides implementation guidance on accounting for uncertainty in income taxes effective for interim and annual reporting period ending on or after September 15, 2009. The adoption of ASU No. 2009-06 did not have any impact on the Company's financial position, results of operations and cash flows.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(r) Recent Accounting Pronouncements (Continued)

In October 2009, the FASB issued ASU No. 2009-13 “Multiple-Deliverable Revenue Arrangements — a consensus of the FASB Emerging Issues Task Force” that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions.  The ASU is effective beginning January 1, 2011. The Management is of the view that this Update will not have a material impact on the Company's financial statements.

3. ACCOUNTS RECEIVABLE, NET

 Accounts receivable at June 30, 2011 and December 31, 2010:

	As of	As of
	June 30, 2011	December 31, 2010
	$	$

Accounts receivable (within one year)	9,819,555	3,057,120
Less Allowance for doubtful accounts	-	-

	9,819,555	3,057,120

4. OTHER RECEIVABLE, NET

Other Receivable at June 30, 2011 is amount that receivable from third parties. Mainly represent as:   $696,864 as the loan to to Mr. Suwandi Sukarti and $547,789 as loan to PT.MSG.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

5. DUE FROM RELATED PARTIES

	As of	As of
	June 30, 2011	December 30, 2011
	$	$
Due from PT. AP	-	1,127,755
Due from PT. ALK	-	3,890,154
Due from a non-controlling shareholder ofsubsidiary	871,080	-
	871,080	5,017,909

As of December 31, 2010, the group has receivable from its Joint Ventures –PT.AP and PT.ALK which were classified as Due from related parties. On April 1st, 2011, the group acquired the Joint Ventures and the amount due from Joint Ventures – PT.AP and PT.ALK was eliminated within the consolidation.

6. PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

	As of	As of
	June 30, 2011	December 31, 2010
	$	$
At Cost
Building	661,135	23,816
Machineries	913,836	-
Motor vehicles	89,790	-
Office equipment	46,636	-
Cutting Section Dredges
('CSD')	3,238,560	-

	4,949,957	23,816
Less: Accumulated depreciation
Building	51,653	2,617
Machineries	472,385	-
Motor vehicles	34,091	-
Office equipment	12,748	-
Cutting Section Dredges
('CSD')	503,999	-
	1,074,876	2,617
Net Book Value
Building	609,482	21,199
Machineries	441,451	-
Motor vehicles	55,699	-
Office equipment	33,888	-
Cutting Section Dredges
('CSD')	2,734,525	-
	3,875,081	21,199

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

7. SEGMENT INFORMATION

The Company operates in three segments which are tin sand/ore and tin ingot and provide service in the INDONESIA. SFAS 131, codified in FASB ASC Topic 280, has no effect on the Company’s financial statements as substantially all of its operations are conducted in one industry segment - tin mining.  The following table provides a breakdown of different sales during the periods indicated:

		Six months ended	Six months ended
	Notes	June 30, 2011	June 30, 2011
		$	$
Sales of tin ore		7,695,827	535,628
Sales of tin ingot		23,213,224	-
Service income	a	2,348,929	996,842

		33,257,980	1,532,470

Notes:
a. Service income represents the amount charged to customer for engaging third party dredging and exploration services over the cost incurred.

b. Since April 2011, TY owns 80% and 99% of equity interest in AP and ALK respectively.

8. INCOME TAX

 Income before tax segment in region as following:

	Six months ended	Six months ended
	June 30, 2011	June 30, 2010
Net income of:-	$	$
Operation from AP and ALK in Indonesia	(1,401,790)	-
Operations from EC in BVI	3,607,222	2,733,322

Net Income before tax	2,205,432	2,733,322

Top Yield is being a holding company incorporating in British Virgin Islands ('BVI') with no operating activities and income, as an investment vehicle that holds the equity interest of AP and ALK respectively. There is no income tax applicable to Top Yield in BVI.

The Management has considered the implication of ‘FIN 48 - Accounting for uncertain tax position’ on the Group and believed that there is no Indonesian and other income tax being payable on the income derived by Europe-China from its trading and hedging activities, which is not being carried out in Indonesia.

For AP and ALK, since both of them have operating loss in Indonesia and therefore there is no Indonesian income tax being payable.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

9. DUE TO RELATED PARTIES

		As of	As of
	Notes	June 30, 2011	December 31, 2010
		$	$
Due to Mr. SUPARDI from AP	a	87,267	-
Due to MR. SUPARDI from ALK	a	4,613,950	-
Due to Shareholder from TY		1,200,751	109,411
		5,901,968	109,411

Notes:

a)
The amount die to related parties consist of those payments to supplier advanced by parent company’s shareholder Mrs. Supardi on behalf the Company, The Loan is interest free, unsecured and repayable on demand

b)	Since April 2011, TY owns 80% and 99% of equity interest in AP and ALK respectively.

10. OTHER OPERATING INCOME/(EXPENSE)

		Six Months ended	Six months ended
	Notes	June 30, 2011	June 30, 2010
		$	$
Gain on hedge transactions	a	432,608	1,175,788
Others		(3,280)	-
		429,328	1,175,788

a)
The Group has entered into sales and purchase agreements with certain parties that contain hedging terms with third party on the commodity price of tin ore to manage its exposures to fluctuating market price of tin ore. Gain or Loss on hedge transaction results from the excess on the actual purchase price over the contracted price of tin in the market as per counter-party’s reference purchase price per contract.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

11. NON-OPERATING INCOME

The Company acquired Europe – China Commercial Union Holding Limited at par value which is $1.Such par value is absolutely lower than fair value of EC’s net asset which is $3,464,676 on the date of acquisition. It is due to the great bargain power the company has. The company recognizes this earning as non-operating income.

The Group acquires AP and ALK’s share at par value but not measure at fair value. The acquisitions are reclassified as re-organization. So the due price exceed net asset are classified as other comprehensive expense and effect shareholder equity directly. The due price on acquisition exceed AP’s net asset is $665,504. The due price on acquisition exceed ALK’s net asset is $789,309.

12. CAPITAL TRANSACTIONS

Top Yield Holdings Limited ('the Company') is incorporated in the British Virgin Islands (‘BVI’) on January 28, 2010; its registered capital is $101. The Company is being a holding company for its subsidiaries; PT. HAVILAH ABADI SEJAHTERA ('HAS') which is a company incorporated in Indonesia with limited liability, and Europe-China Commercial Union Holding Limited (“EC”) which is incorporated in the British Virgin Islands (‘BVI’).

The Company has acquired PT. HAVILAH ABADI SEJAHTERA ('HAS') up to 99% from April 1st, 2010.

As of December 31, 2010, the Company has owned 50% and 50% of equity interest in AP and ALK respectively as an equity investment being accounted for under the equity accounting method

However, the Company has completed the acquisition of an additional equity interest of 30% and 49% of AP and ALK by April 2011, which the original investment in the 50% and 50% equity interest of AP and ALK has been re-measured at its fair value in April 2011

The whole transactions are regarded as capital reorganization of investments in AP and ALK within the Group.

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

On December31, 2010, HAS owned 50% shares of AP and ALK respectively. It classified its investment in common stock as available for sale. On March 31, 2011, HAS has acquired an additional 30% and 49% equity shares of AP and ALK respectively.

All additional investment in AP in April 2011 is made at par value of IDR 50,000 or $ 5.80 per share. In December 2010, value of investment in AP has been impaired to zero with equity accounting method on the proportional amount of net loss made by AP in year ended December 31, 2010. The fair value of i the common stock held by the Company in AP is remeasured with reference to the additional investment made by HAS in each additional share of common stock of AP being acquired in April 2011.

The following table summarizes HAS’s initial holdings in AP, the subsequent increase in those holdings, and the computation of the gain on remeasurement at the acquisition date of April 2011

AP Date	# of share	Percentage of Interest	Cost Per Share	Fair value* per Share	Aggregate	Investment Fair Value	Unrealized appreciation included in accumulated other comprehensive Income/(Loss)
12/31/2010	25,000	50%	$0	$5.8	$0	$5.8	$145,000
3/31/2010	15,000	30%	$5.8	$5.8	$87,000	$87,000	-
	40,000	80%

Computation of gain (loss) on remeasurement at acquisition date:

*Fair value per share on 4/1/2011		$5.8
Number of preacquisition shares	×	25,000
Aggregate fair value of preacquisition shares on 4/1/2011		145,000
Carrying amount of preacquisition shares on 4/1/2011		0
Appreciation attributable to the acquisition complete in 2nd quarter of 2011		145,000
Pre-2011 appreciation reclassified from accumulated OCI		0
Unrealiszed appreciation for investment in AP stock in April		$145,000

TOP YIELD HOLDINGS LTD
CONSOLIDTAED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Stated in US Dollars)

13.  STEP ACQUISITION (Continued)

All additional investment in the common stock of ALK are made at par value of IDR 1,000,000 or $ 116 per share. In December 2010, value of investment in AP has been impaired to zero with the equity accounting on the proportional share of net loss of ALK for year ended December 31, 2010.

The following table summarizes HAS’s initial holdings in ALK, the subsequent increase in those holdings, and the computation of the gain on remeasurement at the acquisition date of April 2011:

AP Date	# of share	Percentage of Interest	Cost Per Share	Fair value* per Share	Aggregate	Investment Fair Value	Unrealized appreciation included in accumulated other comprehensive Income/(Loss)
12/31/2010	1,250	50%	$0	$116	$0	$145,000	$145,000
3/31/2010	1,225	49%	$116	$116	$142,100	$142,000	-
	2,475	99%

Computation of gain (loss) on remeasurement at acquisition date:

Fair value per share on 4/1/2010		$116
Number of preacquisition shares	×	1,250
Aggregate fair value of preacquisition shares on 4/1/2011		145,000
Carrying amount of preacquisition shares on 4/1/2011		0
Appreciation attributable to the acquisition complete in 2nd quarter of 2011		145,000
Pre-2011 appreciation reclassified from accumulated OCI		0
Unrealized appreciation for investment in ALK stock in April		$145,000